                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 20, 2003, except for Note 6, as to which the dates are March 4, 2003 with respect to the twelfth paragraph and March 7, 2003 with respect to the tenth paragraph and Note 14, as to which the date is April 17, 2003 with respect to the third paragraph and Note 2, as to which the date is April 25, 2003 with respect to the twentieth paragraph, relating to the financial statements of Integrated Alarm Services Group, Inc. and Subsidiaries (successor to KC Acquisition Corporation and Subsidiaries), which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
----------------------------------
Albany, New York
May 28, 2003

                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 13, 2003 relating to the financial statements of Criticom International Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
----------------------------------
Albany, New York
May 28, 2003

                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 4, 2003, except for Note 5, as to which the dates are March 6, 2003 and March 7, 2003 with respect to the second paragraph and Note 1, as to which the date is April 25, 2003 with respect to the sixteenth paragraph, relating to the financial statements of Integrated Alarm Services, Inc. and Affiliates, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
----------------------------------
Albany, New York
May 28, 2003